Exhibit 10.1

July __, 2016

Warrant Amendment Agreement

Dear Warrant Holder:

Reference is made to those certain Series A Common Stock Purchase Warrants, in the form attached hereto as Exhibit B, issued by LabStyle Innovations Corp., a Delaware corporation (the "Company"), to the purchasers listed on Exhibit A annexed hereto (each a "Purchaser" and collectively the "Purchasers"), each dated as set forth on Exhibit A (each a "Warrant"), pursuant to which the Company granted each Purchaser a right to acquire such number of shares of common stock, par value $0.0001 per share, of the Company, as set forth opposite such Purchaser’s name on Exhibit A, at a per share exercise price of $6.30 (subject to certain adjustments as provided in the Warrant). Each Warrant is one of a series of similar warrants issued by the Company pursuant to that certain Securities Purchase Agreement dated July 23, 2015 and/or August 28, 2015, by and among the Company and the Purchasers identified therein (the "Securities Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Securities Purchase Agreement and the Warrant.

This letter agreement (the "Agreement") is intended to document the agreement and understanding with respect to the circumstances under which the Company and each Purchaser agree to amend the terms of the Warrant as set forth herein.

The Company and the Purchaser have agreed as follows:

1.           Amendment of Warrant.

(a)           Amended Warrant Exercise Term. The Company and each Purchaser agrees that the Warrant Exercise Term (as defined in the Warrant) shall be amended to reflect _________, 2017, such that each Warrant shall expire on such date.

(b)           Exercise Price. The Exercise Price (as defined in the Warrant) per share of the Common Stock underlying the Warrants, as set forth in Section 1 of the Warrants, shall be amended to reflect $6.66, subject to adjustment as provided in the Warrants.

2.           Representations and Warranties of the Purchaser. Each Purchaser shall be bound by and observe all the provisions and conditions of the Securities Purchase Agreement applicable to such Purchaser and hereby confirms the accuracy of the representations and warranties of such Purchaser set forth in Section 3.2 of the Securities Purchase Agreement in all material respects.

3.           Representations and Warranties of the Company. The Company hereby confirms the accuracy of the representations and warranties of the Company set forth in Section 3.1 of the Securities Purchase Agreement in all material respects except as such representations and warranties may have been changed, supplemented or amended by disclosure in SEC Reports filed subsequent to the date of the applicable Securities Purchase Agreement.

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4.           Governing Law and Jurisdiction. This Agreement and the rights and obligations, of the parties hereunder shall be construed, enforced and interpreted according to the laws of the State of New York, without giving effect to its principles of conflict or choice of laws. Each party agrees that all legal proceedings concerning the interpretations and enforcement of this Agreement and the transaction contemplated hereunder shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the adjudication of any dispute hereunder or in connection herewith.

5.           Miscellaneous. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and may not be modified or amended except by a written instrument duly executed by the parties. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and when a counterpart has been executed by each of the parties hereto, all of the counterparts, when taken together, shall constitute one and the same agreement. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed by their respective authorized signatories as of the date indicated below.

LABSTYLE INNOVATIONS CORP.

By:_____________________
Name:
Title:

Date: ________________

[Company Signature Page to Warrant Amendment Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed by their respective authorized signatories as of the date indicated below.

PURCHASER:

By:_________________
Name:
Title:

Date: ________________

[Purchaser Signature Page to Warrant Amendment Agreement]

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